Exhibit 10.3

ENGLISH TRANSLATION - EXECUTED DOCUMENT IS IN SPANISH

FIFTH AMENDMENT TO FACTORING AGREEMENT WITH RECOURSE AND DELEGATED COLLECTION ENTERED INTO BY AND AMONG BANCO NACIONAL DE MÉXICO, S.A., MEMBER OF GRUPO FINANCIERO BANAMEX, AS BANK LENDER REPRESENTED BY MR. JOSÉ ANTONIO GALINDO ESPARZA AND MR. LUIS GERÓNIMO CAMPOS PEÑA, HEREINAFTER REFERRED TO AS “BANAMEX”, PARTY OF THE FIRST PART; PARRAS CONE DE MÉXICO, S.A. DE C.V., HEREINAFTER THE "BORROWER", PARTY OF THE SECOND PART; PARRAS CONE DE MÉXICO, S.A. DE C.V., AS GUARANTOR OF THE DEBTOR’S OBLIGATIONS, PARTY OF THE THIRD PART; BURLINGTON MORELOS, S.A. DE C.V., MANUFACTURAS PARRAS CONE, S.A. DE C.V., BURLINGTON YECAPIXTLA, S.A. DE C.V., SERVICIOS BURLMEX, S.A. DE C.V., CONE DENIM YECAPIXTLA, S.A. DE C.V., AND CASIMIRES BURLMEX, S.A. DE C.V., HEREINAFTER, JOINTLY OR SEPARATELY, THE “GUARANTOR”, PARTY OF THE FOURTH PART; AND MESSRS. JUAN ELADIO BAÑUELOS HERNÁNDEZ AND JOSÉ MANUEL GONZÁLEZ LAGUNAS, HEREINAFTER THE "AGENT AND DEPOSITARY”, PARTY OF THE FIFTH PART, IN ACCORDANCE WITH THE FOLLOWING RECITALS AND CLAUSES:

RECITALS

THE PARTIES STATE THAT:

ONE. On March 23, 2011, BANCO NACIONAL DE MÉXICO, S.A., member of Grupo Financiero Banamex, hereinafter referred to as the “Bank Lender,” and PARRAS CONE DE MÉXICO, S.A. DE C.V., hereinafter referred to as the “Borrower,” entered into a Factoring Agreement with Recourse and Delegated Collection (hereinafter, the “Original Agreement”), with the appearance of BURLINGTON MORELOS, S.A. DE C.V.; MANUFACTURAS PARRAS CONE, S.A. DE C.V.; BURLINGTON YECAPIXTLA, S.A. DE C.V.; SERVICIOS BURLMEX, S.A. DE C.V.; CONE DENIM YECAPIXTLA, S.A. DE C.V.; and CASIMIRES BURLMEX, S.A. DE C.V., as “Guarantor,” and Messrs. JUAN ELADIO BAÑUELOS HERNÁNDEZ and JOSÉ MANUEL GONZÁLEZ LAGUNAS, on their own behalf and as “Agent and Depositary.” Pursuant to such agreement, the Borrower was able to discount diverse Accounts Receivable, which together had a net value of no greater than US$14,750,000.00 (Fourteen million seven hundred fifty thousand dollars 00/100, legal tender of the United States of America).

TWO. On September 30, 2011, the First Amendment was executed to increase the amount of the diverse Accounts Receivable, which together will have a Net Value that will not exceed the amount of US$20,000,000.00 (Twenty million dollars 00/100, legal tender of the United States of America), which was agreed upon in Clause 2 of the Original Agreement, titled “Line of Credit” (Apertura de la Línea), entered into by BANCO NACIONAL DE MÉXICO, S.A., member of Grupo Financiero Banamex, referred to as the “Bank Lender,” and PARRAS CONE DE MÉXICO, S.A. DE C.V., referred to as the “Borrower,” with the appearance of BURLINGTON MORELOS, S.A. DE C.V.; MANUFACTURAS PARRAS CONE, S.A. DE C.V.; BURLINGTON YECAPIXTLA, S.A. DE C.V.; SERVICIOS BURLMEX, S.A. DE C.V.; CONE DENIM YECAPIXTLA, S.A. DE C.V.; and CASIMIRES BURLMEX, S.A. DE C.V., as “Guarantor,” and Messrs. JUAN ELADIO BAÑUELOS HERNÁNDEZ and JOSÉ MANUEL GONZÁLEZ LAGUNAS, on their own behalf and as “Agent and Depositary.”

THREE. On March 2, 2012, the Second Amendment was executed to extend the drawdown period indicated in Clause 3, titled “Drawdown” (Disposición de la Línea), and the "Term" (Plazo de Vigencia) in Clause 4 of the Original Agreement, entered into by BANCO NACIONAL DE MÉXICO, S.A., member of Grupo Financiero Banamex, referred to as the “Bank Lender,” and PARRAS CONE DE MÉXICO, S.A. DE C.V., referred to as the “Borrower,” with the appearance of BURLINGTON MORELOS, S.A. DE C.V.; MANUFACTURAS PARRAS CONE, S.A. DE C.V.; BURLINGTON YECAPIXTLA, S.A. DE C.V.; SERVICIOS BURLMEX, S.A. DE C.V.; CONE DENIM YECAPIXTLA, S.A. DE C.V.; and CASIMIRES BURLMEX, S.A. DE C.V., as “Guarantor,” and Messrs. JUAN ELADIO BAÑUELOS HERNÁNDEZ and JOSÉ MANUEL GONZÁLEZ LAGUNAS, on their own behalf and as “Agent and Depositary.”

FOUR. On March 4, 2013, the Third Amendment was executed to extend the drawdown period indicated in Clause 3, titled “Drawdown” (Disposición de la Línea), and the "Term" (Plazo de Vigencia) in Clause 4 of the Original Agreement and to add a special obligation to Clause 16, titled "Special Obligations" (Obligaciones Especiales), entered into by BANCO NACIONAL DE MÉXICO, S.A., member of Grupo Financiero Banamex, referred to as “Banamex,” and PARRAS CONE DE MÉXICO, S.A. DE C.V., referred to as the “Borrower,” with the appearance of BURLINGTON MORELOS, S.A. DE C.V.; MANUFACTURAS PARRAS CONE, S.A. DE C.V.; BURLINGTON YECAPIXTLA, S.A. DE C.V.; SERVICIOS BURLMEX, S.A. DE C.V.; CONE DENIM YECAPIXTLA, S.A. DE C.V.; and CASIMIRES BURLMEX, S.A. DE C.V., as “Guarantor,” and Messrs. JUAN ELADIO BAÑUELOS HERNÁNDEZ and JOSÉ MANUEL GONZÁLEZ LAGUNAS, on their own behalf and as “Agent and Depositary.”

FIVE. On March 5, 2014, the Fourth Amendment was executed to decrease the amount agreed upon in Clause 2, titled "Line of Credit" (Apertura de la Línea), to extend the drawdown period indicated in Clause 3, titled “Drawdown” (Disposición de la Línea), and the "Term" (Plazo de Vigencia) in Clause 4 of the Original Agreement, entered into by BANCO NACIONAL DE MÉXICO, S.A., member of Grupo Financiero Banamex, referred to as “Banamex,” and PARRAS CONE DE MÉXICO, S.A. DE C.V., referred to as the “Borrower,” with the appearance of BURLINGTON MORELOS, S.A. DE C.V.; MANUFACTURAS PARRAS CONE, S.A. DE C.V.; BURLINGTON YECAPIXTLA, S.A. DE C.V.; SERVICIOS BURLMEX, S.A. DE C.V.; CONE DENIM YECAPIXTLA, S.A. DE C.V.; and CASIMIRES BURLMEX, S.A. DE C.V., as “Guarantor,” and Messrs. JUAN ELADIO BAÑUELOS HERNÁNDEZ and JOSÉ MANUEL GONZÁLEZ LAGUNAS, on their own behalf and as “Agent and Depositary.”

SIX. The parties state that they agree, as it is in their interest, to execute a Fifth Amendment to the Original Agreement indicated in Background I of this instrument, exclusively with regard to:

A). Increasing the amount agreed upon in Clause 2, titled "LINE OF CREDIT" (APERTURA DE LA LÍNEA) of the Original Agreement.

Pursuant to the foregoing, the parties grant the following:

CLAUSES:

ONE. BANK LENDER, BORROWER, GUARANTOR, AGENT, and DEPOSITARY agree to amend the Original Agreement indicated in Background I of this instrument exclusively with regard to:

A). Increasing the amount agreed upon in Clause 2, titled "LINE OF CREDIT" (APERTURA DE LA LÍNEA) of the Original Agreement so that it reads as follows:

TWO. LINE OF CREDIT. BANAMEX shall grant to the BORROWER a revolving credit for factoring pursuant to which BANAMEX will acquire from the BORROWER Accounts Receivable owed by the Debtors of the BORROWER by means of the payment of a determined and payable amount that BANAMEX will make to the BORROWER as set forth in the clause titled “Consideration”.

The BORROWER may discount diverse Accounts Receivable with a combined Net Value of no more than US$18,000,000.00 (EIGHTEEN MILLION DOLLARS 00/100, LEGAL TENDER OF THE UNITED STATES OF AMERICA), with the understanding that the abovementioned amount does not include interest, expenses, and fees or other amounts derived from the Discount or the Accounts Receivable.

TWO. For all relevant legal purposes, the parties agree that the Original Agreement and Amendments executed and indicated in the recitals of this Amendment shall continue in force with respect to all of their unamended parts, with all of the same legal force and effect they had when executed and with the understanding that the amendment subject matter of this Amendment does not constitute any novation.

THREE. JURISDICTION. For all matters related to the interpretation and performance of the obligations of this Amendment, the parties submit to the jurisdiction of the courts of Mexico City or the City of Cuernavaca, Morelos, at the claimant’s discretion, waiving any other jurisdiction applicable to them at the present or in the future.

FOUR. ELECTED DOMICILES. For all judicial and extrajudicial purposes related to this Amendment, THE PARTIES indicate the same domiciles as those indicated in the Original Agreement.

This Fifth Amendment to the Factoring Agreement with Recourse and Delegated Collection is executed in the City of Cuernavaca, Morelos, on August 15, 2014.

BANAMEX

Banco Nacional de México, S.A.

Member of Grupo Financiero Banamex

/s/ José Antonio Galindo Esparza Represented by: José Antonio Galindo Esparza	/s/ Luis Gerónimo Campos Peña Represented by: Luis Gerónimo Campos Peña
Domicile: Motolinia No. 1, Col. Centro, C.P. 62000, Cuernavaca, Morelos

BORROWER	GUARANTOR OF THE DEBTOR'S OBLIGATIONS
Parras Cone de México, S.A. de C.V. /s/ José Manuel González Lagunas Represented by: José Manuel González Lagunas	Parras Cone de México, S.A. de C.V. /s/ José Manuel González Lagunas Represented by: José Manuel González Lagunas
Domicile: Carretera Parras Paila Km. 3.5, Col. Centro, C.P. 27980, Parras, Coahuila

GUARANTOR
Burlington Morelos, S.A. de C.V. /s/ José Manuel González Lagunas Represented by: José Manuel González Lagunas	Manufacturas Parras Cone, S.A. de C.V. /s/ José Manuel González Lagunas Represented by: José Manuel González Lagunas
Domicile: Km. 2.5 Yecapixtla Agua Hedionda S/N, C.P. 62820, Yecapixtla, Morelos	Domicile: Carretera Parras Paila Km. 3.5, Col. Centro, C.P. 27980, Parras, Coahuila

GUARANTOR
Burlington Yecapixtla, S.A. de C.V. /s/ José Manuel González Lagunas Represented by: José Manuel González Lagunas	Servicios Burlmex, S.A. de C.V. /s/ José Manuel González Lagunas Represented by: José Manuel González Lagunas
Domicile: Km. 2.5 Yecapixtla Agua Hedionda S/N, C.P. 62820, Yecapixtla, Morelos	Domicile: Km. 2.5 Yecapixtla Agua Hedionda S/N, C.P. 62820, Yecapixtla, Morelos

GUARANTOR
Cone Denim Yecapixtla, S.A. de C.V. /s/ José Manuel González Lagunas Represented by: José Manuel González Lagunas	Casimires Burlmex, S.A. de C.V. /s/ José Manuel González Lagunas Represented by: José Manuel González Lagunas
Domicile: Km. 2.5 Yecapixtla Agua Hedionda S/N, C.P. 62820, Yecapixtla, Morelos	Domicile: Km. 2.5 Yecapixtla Agua Hedionda S/N, C.P. 62820, Yecapixtla, Morelos

DEPOSITARY /s/ Juan Eladio Bañuelos Hernández	AGENT /s/ Juan Eladio Bañuelos Hernández
Juan Eladio Bañuelos Hernández	Juan Eladio Bañuelos Hernández
On his own behalf	On his own behalf

/s/ José Manuel González Lagunas José Manuel González Lagunas	/s/ José Manuel González Lagunas José Manuel González Lagunas
On his own behalf	On his own behalf
Domicile: Km. 2.5 Yecapixtla Agua Hedionda S/N, C.P. 62820, Yecapixtla, Morelos

--- I, Mr. HUGO SALGADO CASTAÑEDA, Notary Public No. 2 and Federal Real Estate Notary of the First Notarial District of the State of Morelos, whose seat is located in this City, A T T E S T: That before me appeared Messrs. JOSÉ ANTONIO GALINDO ESPARZA and LUIS GERÓNIMO CAMPOS

PEÑA, as attorneys-in-fact of BANCO NACIONAL DE MÉXICO, SOCIEDAD ANÓNIMA, MEMBER OF GRUPO FINANCIERO BANAMEX, as BANK LENDER, and Messrs. JUAN ELADIO BAÑUELOS HERNÁNDEZ and JOSÉ MANUEL GONZÁLEZ LAGUNAS, as Depositaries of the documents derived from the Accounts Receivable, as well as Agents of BANCO NACIONAL DE MÉXICO, SOCIEDAD ANÓNIMA, MEMBER OF GRUPO FINANCIERO BANAMEX, and the latter of the aforementioned as legal representative of PARRAS CONE DE MÉXICO, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, as BORROWER; BURLINGTON MORELOS, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE; MANUFACTURAS PARRAS CONE, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE; BURLINGTON YECAPIXTLA, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE; SERVICIOS BURLMEX, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE; CONE DENIM YECAPIXTLA, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE; and CASIMIRES BURLMEX, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, as GUARANTOR. This personality was duly evidenced. They stated to me that they ARE RATIFYING all of the contents of this document and ARE ACKNOWLEDGING as theirs the signatures they are providing, respectively, again signing as evidence. Record number 273,564, volume 10,164, page 225, dated today, in which they record their personal information and form of identification, is recorded in the notarial record book under my responsibility. I ATTEST. Cuernavaca, Morelos, on the 18th day of August, 2014. ------------------------------------------------------------------------------------------------------------------------------------

/s/ MR. HUGO SALGADO CASTAÑEDA

MR. HUGO SALGADO CASTAÑEDA

BCL*